FOURTH AMENDMENT OF AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT

THIS FOURTH AMENDMENT OF AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment") is entered into effective March 30, 2006, between ALAMO GROUP INC., a Delaware corporation ("Borrower"), each of the banks or other lending institutions that is a signatory to this Amendment (collectively, "Lenders"), and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (in such capacity, together with its successors and permitted assigns, "Administrative Agent").

RECITALS

A. Reference is hereby made to that certain Amended and Restated Revolving Credit Agreement dated as of August 25, 2004, by and among Borrower, Lenders, and Administrative Agent (as renewed, extended, modified, and amended from time to time, the "Credit Agreement"), providing for a revolving line of credit and a letter of credit facility.

B. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

C. Borrower, Lenders, and Administrative Agent desire to modify certain provisions contained in the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to the Credit Agreement.

(a) Section 1 of the Credit Agreement is hereby amended to delete the definition of "Obligated Group" in its entirety and replace such definition with the following:

"Obligated Group" means the Company, Alamo Capital Inc., a Nevada corporation; Alamo Group (IA) Inc., a Nevada corporation; Alamo Group (KS) Inc., a Kansas corporation; Alamo Group (SMC) Inc., a Nevada corporation; Alamo Group (TX) L.P., a Delaware limited partnership;  Alamo Group (USA) Inc., a Delaware corporation; Alamo Group Holdings, L.L.C., a Delaware limited liability company; Alamo Sales Corp., a Delaware corporation; Herschel Adams Inc., a Nevada corporation; Alamo Group (IL) Inc., a Delaware corporation, f/k/a M&W Gear Company; Schulte (USA) Inc., a Florida corporation; Schwarze Industries, Inc., an Alabama corporation; Tiger Corporation, a Nevada corporation, Alamo Group Services Inc., a Delaware corporation, Gradall Industries, Inc., formerly known as Alamo Group (OH) Inc., a Delaware corporation, NP Real Estate Inc., an Ohio corporation, and any such other Person that the Company requests be included in the Obligated Group on the prior written approval of the Required Lenders, which approval shall not be unreasonably withheld.

(b) Section 9.12 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

9.12. Limitation on Capital Expenditures. Except for Capital Expenditures for assets acquired pursuant to a Permitted Acquisition, the Obligated Group will not incur, make, create, contract, assume, have outstanding, guarantee or otherwise be or become liable, directly or indirectly, for any Capital Expenditure exceeding (a) $14,000,000 in the aggregate during the Fiscal Year ending December 31, 2006, and (b) $10,000,000 in the aggregate during each Fiscal Year thereafter.

Fourth Amendment

                        (c) Exhibit J (and attached Schedule A thereto) are hereby deleted in their entirety and replaced with Exhibit J (and attached Schedule A) attached hereto.

                        2. Amendment of Credit Agreement and Other Loan Documents.

                        (a) All references in the Loan Documents to the Credit Agreement shall include references to the Credit Agreement as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, restated, extended, renewed, and/or increased.

                        (b) Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

             3. Ratifications. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent for the benefit of Lenders under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens (if any)), and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent and Lenders may reasonably request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens (if any).

             4. Representations. Borrower represents and warrants to Administrative Agent and Lenders that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by Borrower and each Guarantor; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance of this Amendment by Borrower and each Guarantor; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon Borrower and each Guarantor and are enforceable against Borrower and each Guarantor in accordance with their respective terms, except as limited by debtor relief laws and general principles of equity; (d) the execution, delivery, and performance by Borrower and each Guarantor of this Amendment does not require the consent of any other Person and do not and will not constitute a violation of any governmental requirement, order of any Governmental Authority, or material agreements to which Borrower or any Guarantor is a party or by which Borrower or any Guarantor is bound; (e) all representations and warranties in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) no Potential Default or Event of Default exists.

             5. Conditions. This Amendment shall not be effective unless and until:

                        (a) the Administrative Agent shall have received fully executed originals of this Amendment, acceptable to Administrative Agent in its sole discretion;

                        (b) the representations and warranties in this Amendment are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and

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Fourth Amendment

(c) no Potential Default or Event of Default exist.

                          6. Continued Effect. Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

                         7. Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment shall be construed -- and its performance enforced -- under Texas law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

                         8.  Parties.  This Amendment binds and inures to Borrower, Administrative Agent, and each Lender and their respective successors and permitted assigns.

            9. ENTIRETIES. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank;
Signature Pages to Follow.]

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Fourth Amendment

SIGNATURE PAGE TO FOURTH AMENDMENT OF
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT BETWEEN
ALAMO GROUP INC.,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
AND THE LENDERS DEFINED THEREIN

EXECUTED as of the day and year first mentioned.

ALAMO GROUP INC.,
a Delaware corporation

By:
       Robert H. George
       Vice President

Signature Page to Fourth Amendment

SIGNATURE PAGE TO FOURTH AMENDMENT OF
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT BETWEEN
ALAMO GROUP INC.,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
AND THE LENDERS DEFINED THEREIN

BANK OF AMERICA, N.A., as
Administrative Agent

By:
            Suzanne Paul, Vice President

Signature Page to Fourth Amendment

SIGNATURE PAGE TO FOURTH AMENDMENT OF
REVOLVING CREDIT AGREEMENT BETWEEN
ALAMO GROUP INC.,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
AND THE LENDERS DEFINED THEREIN

BANK OF AMERICA, N.A.,
as a Lender

By:
Stevens E. Warrick, Senior Vice President

Signature Page to Fourth Amendment

SIGNATURE PAGE TO FOURTH AMENDMENT OF
REVOLVING CREDIT AGREEMENT BETWEEN
ALAMO GROUP INC.,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
AND THE LENDERS DEFINED THEREIN

JP MORGAN CHASE BANK,
as a Lender

By:
          Mark V. Harris, Senior Vice President

Signature Page to Fourth Amendment

SIGNATURE PAGE TO FOURTH AMENDMENT OF
REVOLVING CREDIT AGREEMENT BETWEEN
ALAMO GROUP INC.,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
AND THE LENDERS DEFINED THEREIN

GUARANTY BANK,
as a Lender

By:
Joseph N. Petet, Senior Vice President

Signature Page to Fourth Amendment

SIGNATURE PAGE TO FOURTH AMENDMENT OF
REVOLVING CREDIT AGREEMENT BETWEEN
ALAMO GROUP INC.,
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
AND THE LENDERS DEFINED THEREIN

To induce the Administrative Agent and Lenders to enter into this Amendment, each of the undersigned (a) consent and agree to this Amendment's execution and delivery, (b) ratify and confirm that all guaranties, assurances, and Liens (if any) granted, conveyed, or assigned to Administrative Agent on behalf of Lenders under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligation (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens), (c) agree to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Administrative Agent may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens (if any), and (d) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to Administrative Agent, Lenders, and their respective successors and permitted assigns.

ALAMO CAPITAL INC., a Nevada corporation	ALAMO GROUP (TX) L.P., a Delaware limited partnership
By: Robert H. George Vice President - Administration	By: Alamo Group Holdings, LLC, a Delaware limited liability company, its General Partner
ALAMO GROUP (IA) INC., a Nevada corporation	By: Robert H. George Vice President - Administration
By: Robert H. George Vice President - Administration	ALAMO GROUP (USA) INC., a Delaware corporation
ALAMO GROUP (KS) INC., a Kansas corporation	By: Robert H. George Vice President - Administration
By: Robert H. George Vice President - Administration	ALAMO GROUP HOLDINGS, L.L.C., a Delaware limited liability company
ALAMO GROUP (SMC) INC., a Nevada corporation	By: Robert H. George Vice President - Administration
By: Robert H. George Vice President - Administration

Signature Page to Fourth Amendment

ALAMO SALES CORP., a Delaware corporation	HERSCHEL-ADAMS INC., a Nevada corporation
By: Robert H. George Vice President - Administration	By: Robert H. George Vice President - Administration

ALAMO GROUP (IL) INC., f/k/a M&W Gear Company, a Delaware corporation	SCHULTE (USA) INC., a Florida corporation
By: Robert H. George Vice President - Administration	By: Robert H. George Vice President - Administration

SCHWARZE INDUSTRIES, INC., an Alabama corporation	TIGER CORPORATION, a Nevada corporation
By: Robert H. George Vice President - Administration	By: Robert H. George Vice President - Administration

ALAMO GROUP SERVICES, INC., a Delaware corporation	GRADALL INDUSTRIES, INC., formerly known as Alamo Group (OH) Inc., a Delaware corporation
By: Robert H. George Vice President - Administration	By:
Name:
Title:

NP REAL ESTATE INC., an Ohio corporation By:
By:
Name:
Title:

Signature Page to Fourth Amendment

EXHIBIT J

COMPLIANCE CERTIFICATE

Date:

Bank of America, N.A.
300 Convent Street
Post Office Box 300 San Antonio, Texas 78291

Attn: Stevens E. Warrick, Senior Vice President

This Certificate is delivered to you pursuant to that certain Amended and Restated Revolving Credit Agreement (the "Loan Agreement"), dated August 25, 2004, by and between Bank of America, as Administrative Agent for the Lenders, the Lenders and Alamo Group Inc. (the "Company") and the subsidiaries of the Company named therein as members of the "Obligated Group." All capitalized terms not otherwise defined shall have the meaning assigned to them in the Loan Agreement.

As of the date of this Certificate, the Company certifies to Lenders the following:

I. COMPLIANCE:

A. The representations and warranties stated in Article 6 of the Loan Agreement continue to be true, except:

[List any exceptions]

B. The Company has performed and fulfilled all of its obligations stated in Article 8 of the Loan Agreement, except:

[List any exceptions]

C. The Company and each other member of the Obligated Group has kept, observed, performed and fulfilled each and every covenant and condition stated in Article 9 of the Loan Agreement, except:

[List any exceptions]

D. There are no Events of Default or Potential Default in existence as such term is defined in Article 10 of the Loan Agreement, except:

[List any exceptions]

E. Neither the Company nor any Obligated Group member is involved in any material litigation, except:

 [List any exceptions]

F. The accompanying balance sheet and operating statement and supporting financial data have been prepared in accordance with GAAP and are true and correct, subject to normal year end audit and adjustments.

EXHIBIT J

G. The Company's computations of the following financial covenants of the Company contained in the Loan Agreement and as calculated on the attached Schedule A are as follows, and are correct:

(a)	Minimum Fixed Charge Coverage Ratio (Section 8.14 - minimum of 1.25 to 1.0):	_______ to _________
(b)	Minimum Consolidated Tangible Net Worth (Section 8.15 - minimum of $_____________, subject to annual adjustment):	$ ___________________________
(c)	Maximum Leverage Ratio (Section 8.16 - maximum of 3.25 to 1.0:	_______ to _________
(d)

Minimum Asset Coverage Ratio
(Section 8.18 - minimum of (a) 2.50 to 1.0 from the period beginning February 3, 2006, through the earlier of (i) the receipt of Net Cash Proceeds from an Equity Issuance and (ii) September 30, 2007, and (b) all times thereafter, 3.00 to 1.00):

_______ to _________
(e)	Maximum Capital Stock Repurchases (Section 9.04 - maximum of $20,000,000 aggregate during the term of the Loan Agreement )	$ ___________________________
(f)	Maximum Capital Expenditures (Section 9.12 - aggregate maximum of (i) $14,000,000 during the Fiscal Year ending 12/31/2006, and (ii) $10,000,000 during each Fiscal Year thereafter)	$ ___________________________

Very truly yours,
ALAMO GROUP INC.

By:

Printed Name:

Title:

EXHIBIT J

SCHEDULE A TO COMPLIANCE CERTIFICATE

(for the period ending ____________________________)

Covenant	At End of Subject Period
1. Fixed Charge Coverage Ratio (Section 8.14)
(a) Operating Cash Flow (from Schedule B)	$ _________________
(b) Lease and rent expense (Company and Consolidated Subsidiaries)	$ _________________
(c) Maintenance Capital Expenditures (Company and Consolidated Subsidiaries)	$ _________________
(d) Cash Taxes (Company and Consolidated Subsidiaries)	$ _________________
(e) Dividends paid in cash (Company and Consolidated Subsidiaries)	$ _________________
(f) Line 1(a), plus Line 1(b), minus Line 1(c), minus Line 1(d), minus Line 1(e)		$ _________________
(g) Interest Expense (Company and Consolidated Subsidiaries)	$ _________________
(h) Principal Payments on Indebtedness for Borrowed Money (excluding the Obligation) (Company and Consolidated Subsidiaries)	$ _________________
(i) Lease and rent expense (Company and Consolidated Subsidiaries)	$ _________________
(j) Line 1(g), plus Line 1(h), plus Line 1(i)		$ _________________
(k) Fixed Charge Coverage Ratio - ratio of Line 1(f) to Line 1(j)		______ to ______
(l) Minimum Ratio (per §8.14)		1.25 to 1.00
2. Consolidated Tangible Net Worth (Section 8.15)
(a) Initial minimum Tangible Net Worth at Closing	$109,500,000
(b) Net Income (as reported on the audited financials for the fiscal year ending December 31, 2005) times 50%	$ _________________

EXHIBIT J

(c)	Net proceeds of Equity Issuances from Closing Date through the fiscal year ending December 31, 2005	$ _________________
(d)	Additions for fiscal year ending December 31, 2005 (Line 2(b) plus Line 2(c))		$ _________________
(e)	Net Income (as reported on the audited financials for the fiscal year ending December 31, 2006) times 50%	$ _________________
(f)	Net proceeds of Equity Issuances for fiscal year ending December 31, 2006	$ _________________
(g)	Additions for fiscal year ending December 31, 2006 (Line 2(e) plus Line 2(f))		$ _________________
(h)	Net Income (as reported on the audited financials for the fiscal year ending December 31, 2007) times 50%	$ _________________
(i)	Net proceeds of Equity Issuances for fiscal year ending December 31, 2007	$ _________________
(j)	Additions for fiscal year ending December 31, 2007 (Line 2(h) plus Line 2(i))		$ _________________
(k)	Net Income (as reported on the audited financials for the fiscal year ending December 31, 2008) times 50%	$ _________________
(l)	Net proceeds of Equity Issuances for fiscal year ending December 31, 2008	$ _________________
(m)	Additions for fiscal year ending December 31, 2008 (Line 2(k) plus Line 2(l))		$ _________________
(n)	Sum of Line 2(a), plus Line 2(d), plus 2(g), plus 2(j), plus 2(m)		$
(o)	Total Shareholders Equity	$
(p)	Accumulated Other Comprehensive Income	$ _________________
(q)	Intangible Assets	$
(r)	Actual Consolidated Tangible Net Worth (Line 2(o), minus or plus (as applicable) Line 2(p), minus Line		$ _________________

EXHIBIT J

2(q) - Must be greater than Line 2(n)
3. Leverage Ratio (Section 8.16)
(a) Indebtedness for Borrowed Money	$ _________________
(b) Capital leases	$ _________________
(c) Guaranties of Indebtedness for Borrowed Money and capital leases	$ _________________
(d) Consolidated Funded Debt - Line 3(a), plus Line 3(b), plus Line 3(c)		$ _________________
(e) Operating Cash Flow (from Schedule B)		$ _________________
(f) Leverage Ratio - ratio of Line 3(d) to Line 3(e)		______ to _____
(g) Maximum Ratio		3.25 to 1.00
4. Asset Coverage Ratio (Section 8.18)
(a) Cash Equivalent Investments	$ _________________
(b) Accounts Receivable	$ _________________
(c) Inventory	$ _________________
(d) Net PP&E	$_________________
(e) Line 4(a), plus Line 4(b), plus Line 4(c), plus Line 4(d)		$ _________________
(f) Indebtedness for Borrowed Money	$ _________________
(g) Capital leases	$ _________________
(h) Guaranties of Indebtedness for Borrowed Money and capital leases	$ _________________
(i) Consolidated Funded Debt - Line 4(f), plus Line 4(g), plus Line 4(h)		$ _________________
(j) Asset Coverage Ratio - ratio of Line 4(e) to Line 4(i)		______ to _____
(k) Minimum Ratio

(a) 2.50 to 1.0 from the period beginning February 3, 2006, through the earlier of (i) the receipt of Net Cash Proceeds from an Equity Issuance and (ii) September 30, 2007, and (b) at all times thereafter, 3.00 to 1.0

5. Maximum Capital Expenditures (Section 9.12)
(a) Actual	$
(b) Maximum Amount	Aggregate maximum of (i) $14,000,000 during the Fiscal Year ending 12/31/2006, and (ii) $10,000,000 during each Fiscal Year thereafter).
6. Maximum Capital Stock Repurchases (Section 9.04)
(a) Actual	$
(b) Maximum Amount	$20,000,000

EXHIBIT J